Exhibit 10.11

Execution Version

SECURITY AGREEMENT

made by

SATIXFY COMMUNICATIONS LTD

and certain of its Subsidiaries

in favor of

WILMINGTON SAVINGS FUND SOCIETY, FSB,

as Administrative Agent

Dated as of February 1, 2022

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7.04	Expenses	16
7.05	Successors and Assigns	16
7.06	Counterparts	17
7.07	Governing Law; Submission to Jurisdiction; Etc.	17
7.08	WAIVER OF JURY TRIAL	18
7.09	Captions	18
7.10	Agents and Attorneys-in-Fact	18
7.11	Severability	18
7.12	Additional Securing Parties	18

Annex 1	Securing Party Information
Annex 2	Pledged Debt and Equity
Annex 3	Intellectual Property
Annex 4	Commercial Tort Claims
Annex 5	Deposit Accounts

Exhibit A	Form of Grant of Security Interest in Copyrights
Exhibit B	Form of Grant of Security Interest in Trademark Rights
Exhibit C	Form of Grant of Security Interest in Patent Rights

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SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of February 1, 2022, by and among SATIXFY COMMUNICATIONS LTD, a limited liability company organized under the laws of Israel with company registration number 51-613503-5 (the “Borrower”), each of the Subsidiaries of the Borrower identified on Annex 1 hereto and each other Person that becomes a “Securing Party” hereunder as contemplated by Section 7.12 (individually, an “Additional Securing Party” and, collectively, the “Additional Securing Parties” and, together with the Borrower, the “Securing Parties”), and Wilmington Savings Fund Society, FSB, as collateral agent for the Lenders party from time to time under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W  I  T  N  E  S  S  E  T  H  :

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of February 1, 2022 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by such Lenders to the Borrower; and

WHEREAS, to induce the Lenders to enter into the Credit Agreement and to extend credit to the Borrower thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Securing Party agrees as follows:

Section 1.      Definitions, Etc.

1.01       Terms Generally. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

1.02       Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Software” and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Certificated Security”, “Entitlement Holder”, “Financial Asset”, “ Securities Account”, “Security”, “Security Certificate”, and “Security Entitlement” have the respective meanings set forth in Article 8 of the NYUCC.

1.03       Additional Definitions. In addition, as used herein:

“Agreement” means this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral” has the meaning assigned to such term in Section 3.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral within the United States is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Securing Party, including each Copyright identified in Annex 3.

“Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“English Securing Parties” means the Securing Parties that are incorporated under the laws of England and Wales.

“Excluded Accounts” means, with respect to the Securing Parties, (i) any accounts used solely for payroll expenses (collectively not to exceed 150% of the amount to be paid in the ordinary course of business in the then-next payroll cycle), fiduciary and trust accounts, employee benefit accounts or accounts for tax payments of the Securing Parties (ii) any zero-balance accounts, pension accounts and 401(k) accounts, (iii) any accounts which exclusively hold cash collateral securing such Securing Party’s or any of its Subsidiaries’ obligations to a third party and (iv) accounts in which the average daily balance for any thirty day period does not at any time exceed $100,000 individually or $500,000 in the aggregate.

“Excluded Assets” has the meaning assigned to such term in Section 3.

“Excluded Capital Stock” means any Capital Stock of any (i) Subsidiary (other than any Subsidiaries existing on the Effective Date and any future Subsidiaries formed or organized in Israel, the United Kingdom or the United States) to the extent that a pledge thereof to secure the Secured Obligations would require the consent of any third party other than the Borrower or any Subsidiary to such pledge or security interest pursuant to, any applicable organizational documents or shareholder or other similar agreement in effect as of the date hereof (or in the case of a newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) (other than customary anti-assignment provisions which are expressly deemed ineffective under the Uniform Commercial Code or other applicable law) or for which consent, approval, license or authorization of a Governmental Authority would be required unless such consent, approval, license or authorization has been received; provided that, in each case, the Borrower shall use commercially reasonable efforts to obtain such consent, approval, license or authorization of a Governmental Authority, (ii) Subsidiary with respect to which to the Borrower and the Administrative Agent reasonably agree that the cost, burden or other consequences (including any adverse tax consequences) of the pledge of its Equity Interests shall be excessive in relation to the value of the security to be afforded thereby and (iii) any captive insurance subsidiary.

“Initial Pledged Debt” means the indebtedness of each Issuer owned by any Securing Party on the date hereof and identified in Annex 2 (Part B).

“Initial Pledged Equity” means the Capital Stock of each Issuer owned by any Securing Party on the date hereof and identified in Annex 2 (Part A).

“Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses (irrespective of the type of agreement under which such license is granted) granted to or by any Securing Party with respect to any of the foregoing, in each case whether now or hereafter owned or acquired; (c) all proprietary information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all data and other information relating to sales or service of products now or hereafter offered; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all causes of action, claims and warranties now or hereafter owned or acquired by any Securing Party in respect of any of the items listed above, including all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, in each case of (a)-(f), whether now owned or hereafter acquired by any Securing Party.

“Israeli Securing Parties” means the Securing Parties that are incorporated under the laws of the State of Israel.

“Issuers” means, collectively, (a) the respective Persons identified on Annex 2 (Part A) under the caption “ Issuer”, (b) any other Person that shall at any time be a Subsidiary of any Securing Party, and (c) the issuer of any Capital Stock hereafter owned by any Securing Party.

“NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“ Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Securing Party, including each Patent identified in Annex 3.

“Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisionals, continuations, reexaminations, extensions and continuations-in-part thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“Perfection Certificate” means the Perfection Certificate and Diligence Request dated as of the Effective Date, delivered by the Borrower to the Administrative Agent pursuant to Section 4.01(l) of the Credit Agreement.

“Pledged Debt” means, collectively, (a) the Initial Pledged Debt and (b) all other indebtedness for borrowed money, in an principal amount of $500,000 or more, from time to time owed to any Securing Party and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Equity” means, collectively, (a) the Initial Pledged Equity and (b) all other Capital Stock (other than any Excluded Capital Stock) of any Issuer now or hereafter owned by any Securing Party, together in each case with (i) all certificates representing the same, (ii) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Equity, or resulting from a split- up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity except to the extent any interest in respect of, or change with respect to, Pledged Equity contemplated by this clause (ii) constitutes Excluded Capital Stock, and (iii) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Capital Stock of any successor entity of any such merger or consolidation, other than any Excluded Capital Stock.

“Secured Obligations” means all Obligations of the Securing Parties.

“Secured Parties” means, collectively, the Lenders, the Administrative Agent, any other holder from time to time of any of the Secured Obligations and, in each case, their respective successors and assigns.

“Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Securing Party, including each Trademark identified in Annex 3, together, in each case, with the names of product lines and goodwill of the business connected with the use of, and symbolized by, each such Trademark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any “intent-to-use” trademark applications, solely until such time as a Statement of Use or an Amendment to Show Use is filed at the U.S. Patent and Trademark Office, and solely to the extent that, and during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application or any registration that may issue therefrom under applicable federal law (any such Trademark, an “Excluded Trademark”).

“Trademarks” means all trade names, corporate names, company names, business names, domain names, trademarks and service marks, logos, other source identifiers, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto.

“Uniform Commercial Code” shall mean the NYUCC; provided, however, that if by reason of mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “Uniform Commercial Code” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such perfection or priority and for the definitions related to such provisions.

“Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law and any and all tires and other appurtenances to any of the foregoing.

1.04       Overriding Provision. Notwithstanding anything contained in this Agreement to the contrary,) in respect of Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Collateral and any enforcement thereof shall be subject to the Section 5.03(c) of the Credit Agreement (including the Research Law and all IIA Approvals) and to the terms of Section 7.07 of this Agreement.

Section 2.       Representations and Warranties. Each Securing Party represents and warrants to the Lenders and the Administrative Agent for the benefit of the Secured Parties that as of the Effective Date and on each other date on which the representations and warranties in Article III of the Credit Agreement are made or deemed made under any Loan Document or are required under or pursuant to the Credit Agreement or any other Loan Document to be true and correct in all material respects as a condition to any action or transaction:

2.01       Title. Such Securing Party has good and valid rights in and title to the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person) other than (a) the security interest created or provided for herein, which security interest constitutes or will continue to constitute a valid first and prior Lien on the Collateral to the extent required hereunder, and (b) the Liens thereon (if any) expressly permitted by Section 6.02 of the Credit Agreement. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement, or as permitted by the Credit Agreement.

2.02       Securing Party Information. Annex 1 sets forth, as of the date hereof, (a) the full and correct legal name, type of organization and jurisdiction of organization of each Securing Party, (b) the chief executive office of each Securing Party, (c) any change in the jurisdiction of formation of any Securing Party during the past four months prior to the date hereof, and (d) any other corporate or organizational name used by a Securing Party, or any other business or organization to which a Securing Party became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise and on any filings with the Internal Revenue Service, in each case during the past five years prior to the date hereof.

2.03       Security Interest. Upon the completion of the filing of (a) the Uniform Commercial Code financing statements prepared by the counsel to the Lenders based upon the information provided to the Administrative Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in the Perfection Certificate, (b) completed and executed copies of the Grant of Security Interest in Copyrights, a form of which is attached hereto as Exhibit A, the Grant of Security Interest in Trademark Rights, a form of which is attached hereto as Exhibit B, and the Grant of Security Interest in Patent Rights, a form of which is attached hereto as Exhibit C, in each case delivered to the Administrative Agent (if applicable), (c) delivery of the certificates representing the Pledged Equity (to the extent certificated) and (d) delivery of promissory notes or other instruments evidencing the Pledged Debt, the security interests granted by the Securing Parties pursuant to this Agreement will constitute legal and valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Securing Party and any Persons purporting to purchase any Collateral from such Securing Party, in each case to the extent a security interest in such Collateral can be perfected by completing such filings and such other actions and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) such other Liens permitted by Section 6.02 of the Credit Agreement, provided that, with respect to the security interests granted by the Israeli Securing Parties hereunder, perfection shall also require the filing of this Agreement together with a corresponding filing form (form 10) with the Israeli Registrar of Companies within 21 days of execution of this Agreement.

2.04       Pledged Equity. The Initial Pledged Equity constitutes 100% of the issued and outstanding Capital Stock of each Issuer owned by such Securing Party on the date hereof, whether or not registered in the name of such Securing Party; provided that, for the avoidance of doubt, the Initial Pledged Equity does not include any Excluded Capital Stock. Annex 2 (Part A) correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Equity and (in the case of any corporate Issuer) the respective class and par value thereof and the respective number of shares or interests thereof (and registered owner thereof) represented by each such certificate. The Initial Pledged Equity are, and all other Pledged Equity in which such Securing Party shall hereafter grant a security interest pursuant to Section 3 will be, (i) duly and validly authorized and issued, and fully paid and non-assessable (in the case of any Capital Stock issued by a corporation) and (ii) duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity are (or will be) subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the transfer of such Pledged Equity, other than any such restrictions contained herein or in the Loan Documents, permitted under the Credit Agreement, or any such restriction under any such organizational instruments.

2.05       Initial Pledged Debt. Annex 2 (Part B) sets forth a complete and correct list of all Pledged Debt held by any Securing Party on the date hereof.

2.06       Intellectual Property. Annex 3 sets forth under the name of such Securing Party a complete and correct list of all copyright registrations, patents, patent applications, trademark registrations, trademark applications and domain names owned by such Securing Party on the date hereof (or, in the case of any supplement to said Annex 3, effecting a pledge thereof, as of the date of such supplement).

2.07       Commercial Tort Claims. Annex 4 sets forth a complete and correct list of all Commercial Tort Claims in respect of which a complaint or a counterclaim has been filed by any Securing Party in existence on the date hereof, seeking damages in an amount reasonably estimated to exceed $250,000, individually or in the aggregate.

2.08       Deposit Accounts. As of the Effective Date, Annex 5 sets forth a complete and correct list of all Deposit Accounts located in the United States.

Section 3.       Collateral. As collateral security for the payment in full in cash when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Securing Party hereby pledges and grants to the Administrative Agent, for the benefit of the Secured Parties as hereinafter provided, a lien and security interest in all of such Securing Party’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Securing Party or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being, collectively, referred to herein as “Collateral”):

(a)	all Accounts;

(b)	all As-Extracted Collateral;

(c)	all Chattel Paper;

(d)	all Deposit Accounts;

(e)	all Documents;

(f)	all Equipment;

(g)	all Fixtures and other fixtures;

(h)	all General Intangibles;

(i)	all Goods not covered by the other clauses of this Section 3;

(j)	the Pledged Equity;

(k)	the Pledged Debt;

(l)	all Instruments, including all Promissory Notes;

(m)	all Intellectual Property;

(n)	all Inventory;

(o)	all cash and cash equivalents;

(p)        all Investment Property not covered by other clauses of this Section 3, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

(q)	all Letter-of-Credit Rights;

(r)         all Commercial Tort Claims arising out of the events described in Annex 4 and on any supplement thereto received by the Administrative Agent pursuant to Section 5.01(a)(iv);

(s)	all insurance Proceeds, including Proceeds from business interruption insurance;

(t)         all other personal property of such Securing Party, whether tangible or intangible and wherever located (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above); and

(u)        all Proceeds of any of the foregoing Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Securing Party or any computer bureau or service company from time to time acting for such Securing Party),

IT BEING UNDERSTOOD, HOWEVER, that in no event shall the security interest granted under this Section 3 attach to (and the Collateral shall not include) (A) any contract or agreement (including any particular asset or right thereunder), if the pledge thereof or the security interest therein is prohibited or restricted by applicable law, rule or regulation or by the particular contract or agreement (in the case of contracts and agreements, existing on the Effective Date or permitted to be incurred by under the Credit Agreement and the other Loan Documents) (including any requirement thereunder to obtain the consent of any governmental or regulatory authority, or third party (so long as any contract or agreement with such third party that provides for such prohibition or restriction was not entered into in contemplation of the security interests or Liens granted herein or in any other Loan Document)), other than to the extent such prohibition or restriction is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition or restriction; (B) so long as any Trademark is an Excluded Trademark, such Excluded Trademark, (C) Excluded Capital Stock; (D) any lease, license or other agreement or any property subject to a purchase money security interest, capital lease obligation or similar arrangement, in each case, to the extent permitted under the Loan Documents and to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement, purchase money security interest, capital lease or similar arrangement or create a right of consent or termination in favor of any other party thereto (other than the Securing Parties) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition, and other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law, (E) Vehicles and other assets subject to certificates of title, except to the extent perfection of a security interest therein may be accomplished by the filing of financing statements in appropriate form in the applicable jurisdiction of the Uniform Commercial Code and (F) assets for which the Borrower and the Administrative Agent, acting at the direction of the Required Lenders, reasonably agree that the cost, burden or consequence (including adverse tax consequences) of perfecting a security interest in such assets is excessive in relation to the value of the security to be afforded thereby (the foregoing clauses (A) through (F), the “ Excluded Assets”); provided that the Collateral shall include the Proceeds of any of the foregoing unless such Proceeds also constitute Excluded Assets.

Section 4.       Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Securing Parties that constitutes Pledged Equity shall be represented by a certificate unless such certificate shall be delivered to the Administrative Agent in accordance with Section 5.01(a). Any limited liability company and any limited partnership controlled by any Securing Party shall either (a) not include in its operative documents any provision that any equity interests in such limited liability company or such limited partnership be a “security” as defined under Article 8 of the Uniform Commercial Code or (b) certificate any equity interests in any such limited liability company or such limited partnership. To the extent an interest in any limited liability company or limited partnership controlled by any Securing Party and pledged hereunder is certificated or becomes certificated, (i) each such certificate shall be delivered to the Administrative Agent, pursuant to Section 5.01(a) and (ii) such Securing Party shall fulfill all other requirements under Section 5 applicable in respect thereof.

Section 5.       Further Assurances. In furtherance of the grant of the security interest pursuant to Section 3, the Securing Parties hereby jointly and severally agree with the Administrative Agent for the benefit of the Secured Parties as follows:

5.01       Delivery and Other Perfection.

(a)       Each Securing Party shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be appropriate in the reasonable judgment of the Administrative Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted to the Administrative Agent hereunder, or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:

(i)          if any of the Pledged Equity, Pledged Debt, Investment Property or Financial Assets constituting part of the Collateral are received by such Securing Party in the form of Certificated Securities or Instruments, promptly (and in any event (i) within the time period provided under Schedule 5.13 of the Credit Agreement, in the case of the Initial Pledged Equity and (ii) within 10 Business Days or such longer period of time as may be agreed to by the Administrative Agent, in the case of all other Pledged Equity) (x) deliver to the Administrative Agent the certificates representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may from time to time reasonably request, all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as Collateral and (y) take such other action as may be appropriate in the reasonable judgment of the Administrative Agent to duly record or otherwise perfect the security interest created hereunder in such Collateral (it being agreed that no collateral documents governed by the laws of Bulgaria shall be required to perfect the Pledged Equity in Satixfy Bulgaria LTD);

(ii)         promptly upon the request of the Administrative Agent (and in any event (a) on the Effective Date, in the case of that portion of the Collateral consisting of Intellectual Property held by the Securing Parties on the Effective Date and (b) together with the delivery of the compliance certificate pursuant to Section 5.01(c) of the Credit Agreement in respect of the fiscal quarter in which such Collateral constituting Intellectual Property was acquired), execute and deliver such short-form security agreements, in the forms attached hereto as Exhibits A, B and C, as applicable, as may be appropriate in the reasonable judgment of the Administrative Agent to protect the interests of the Administrative Agent in respect of that portion of the Collateral consisting of U.S. registered or applied for Intellectual Property;

(iii)      The Securing Parties shall use commercially reasonable efforts to make each of their respective Deposit Accounts, Securities Accounts and Commodities Accounts located in the United States, other than any Excluded Account, subject to an account control agreement that is in form and substance satisfactory to the Administrative Agent by no later than 30 days after the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), which control agreement shall establish the Administrative Agent’s “control” (within the meaning of Section 8-106 or 9-104 of the UCC, as applicable) thereof. From and after the Effective Date, if any Securing Party establishes any new Deposit Account, Securities Account or Commodities Account located in the United States that is not an Excluded Account with any financial institution, the applicable Person shall have executed and delivered to the Administrative Agent within 20 days of the establishment of such Deposit Account, Securities Account or Commodities Account (or such longer period as Administrative Agent may agree in its sole discretion), an account control agreement that is in form and substance satisfactory to the Administrative Agent establishing the Administrative Agent’s “control” (within the meaning of Section 8-106 or 9-104 of the UCC, as applicable) with respect to such Deposit Account, Securities Account or Commodities Account;

(iv)       If the Securing Parties shall at any time hold or acquire any additional Commercial Tort Claims in the United States in an amount reasonably estimated by such Securing Party to exceed $250,000 for which a complaint in a court of competent jurisdiction has been filed, such Securing Party shall within 30 days after the date which such complaint was filed notify the Administrative Agent thereof in a writing signed by such Securing Party including a summary description of such claim and grant to the Administrative Agent, for the benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement; and

(v)         If, at any time, the Securing Parties store or maintain Collateral in excess of $1,000,000 at any leased property, owned property or with any bailee or consignee, the Securing Parties shall, within 30 days (or such longer period as the Administrative Agent may agree in its sole discretion) of such time, use commercially reasonable efforts to deliver a Collateral Access Agreement, from the lessor of such leased property, mortgagee of owned property or bailee or consignee, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location.

(b)         Perfection and Recordation. Each Securing Party authorizes the Administrative Agent to file or have filed on its behalf (a) Uniform Commercial Code financing statements describing the Collateral as “all assets” or “all personal property and fixtures” (or words of similar effect) of such Securing Party (provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3) in such form and in such offices as the Lenders determine appropriate to perfect the security interests of the Administrative Agent under this Agreement and (b) the Intellectual Property short-form security agreements referenced in Section 5.01(a)(ii).

5.02        Other Financing Statements or Control. Except in connection with Liens permitted under Section 6.02 of the Credit Agreement, no Securing Party shall (a) file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any Person other than the Administrative Agent to have “control” (as defined in Section 9-104, 9- 105, 9- 106 or 9-107 of the Uniform Commercial Code) of any Electronic Chattel Paper, Letter-of-Credit Right, Deposit Accounts, Commodity Accounts or other Investment Property constituting part of the Collateral.

5.03        Preservation of Rights. The Administrative Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

5.04        Special Provisions Relating to Certain Collateral.

(a)          Pledged Equity.

(i)          The Securing Parties will cause the Capital Stock required to be pledged hereunder to constitute at all times in the case of any Issuer, 100% of the Capital Stock of such Issuer then issued and outstanding that is owned by the Securing Parties; provided that, for the avoidance of doubt, the Securing Parties shall not be required to pledge any Capital Stock to the extent it constitutes Excluded Capital Stock.

(ii)         So long as no Event of Default shall have occurred and be continuing, the Securing Parties shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Equity for all purposes not inconsistent with the terms of this Agreement or the other Loan Documents; and the Administrative Agent shall execute and deliver to the Securing Parties or cause to be executed and delivered to the Securing Parties all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Securing Parties may reasonably request for the purpose of enabling the Securing Parties to exercise the rights and powers that they are entitled to exercise pursuant to this Section 5.04(a)(ii).

(iii)        Unless and until an Event of Default shall have occurred and be continuing, the Securing Parties shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Equity; provided that any such dividends or distributions consisting of rights or interests in the form of Certificated Securities shall be delivered to the Administrative Agent in accordance with Section 5.01(a)(i) hereof.

(iv)      If an Event of Default shall have occurred and be continuing, whether or not the Secured Parties or any of them exercise any available right to declare any Secured Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the Loan Documents or any other agreement relating to such Secured Obligation, after the Administrative Agent shall have notified the Securing Parties of the suspension of the Securing Parties’ rights under Section 5.04(a)(ii), all rights of the Securing Parties to dividends and other distributions on the Pledged Equity shall cease and all such rights shall be paid directly to the Administrative Agent and retained by it in an account to be established by the Administrative Agent upon receipt of such money or other property, and shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 6.06; provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Securing Parties (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Securing Parties.

(b)      Intellectual Property. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement, so long as no Event of Default shall have occurred and be continuing, the Securing Parties are permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or otherwise take any other actions with respect to the Intellectual Property. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the reasonable request of the respective Securing Party (through the Borrower), execute and deliver any instruments, certificates or other documents, in the form so requested, that such Securing Party (through the Borrower) shall have certified are appropriate in its judgment to allow it to take any action permitted above (including relinquishment of the license provided pursuant to Section 6.02 as to any specific Intellectual Property).

5.05        Changes to Jurisdiction or Name. If any Securing Party shall (i) change its jurisdiction of formation from that referred to in Annex 1 or (ii) change its name from the name shown as its current legal name on Annex 1, it shall provide notice of such change within 20 days thereof. Each Securing Party agrees promptly to provide the Administrative Agent with a certified charter, certificate of incorporation or other organizational documents reflecting any of the changes described in the first sentence of this paragraph.

5.06      Maintenance of Insurance. Each Securing Party will maintain insurance policies in accordance with Section 5.06 of the Credit Agreement. All such insurance shall, to the extent available, name the Administrative Agent as additional insured or lender loss payee (it being agreed that the Securing Party shall cause such insurance to provide that no cancellation, material reduction in an amount or material change in coverage thereof shall be effective until at least 30 days (or 10 days in the event of non-payment of such insurance) after receipt by the Administrative Agent of written notice thereof).

5.07       Termination. At such time as the Term Commitments have expired or been terminated and the principal of and interest on each Term Loan and all fees payable under the Credit Agreement shall have been paid in full and the other obligations under the Loan Documents (other than contingent indemnification obligations as to which no claim has been asserted) shall have been paid in full, this Agreement, the security interests granted hereunder and all obligations (other than those expressly stated to survive such termination) hereunder shall terminate, all without delivery of any instrument or performance of any act by any Person. Upon such termination, the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Securing Party and to be released and canceled all licenses and rights referred to in Section 6.02. The Administrative Agent shall also, at the expense of such Securing Party, execute and deliver to the respective Securing Party upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the respective Securing Party to effect the termination and release of the Liens on the Collateral as required by this Section 5.07.

5.08     Releases of Collateral. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Securing Party in a transaction permitted by the Credit Agreement or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, then the Lien created by this Agreement in and upon such Collateral shall be automatically released. Subject to the provisions of Section 9.14(b) of the Credit Agreement, at the request and sole expense of the Borrower, a Securing Party shall be released from its obligations hereunder and the Liens granted herein to the Administrative Agent in the Collateral shall be automatically released in the event that all the Capital Stock of such Securing Party shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement or such Securing Party becomes an Excluded Subsidiary. Subject to the provisions of Section 9.14(b) of the Credit Agreement, the Administrative Agent, at the reasonable request and sole expense of such Securing Party, shall execute and deliver to such Securing Party all releases or other documents reasonably necessary or desirable to evidence or effectuate the release of the Liens created hereby on such Collateral.

Section 6.       Remedies.

6.01       Rights and Remedies Generally upon Default. If an Event of Default shall have occurred and is continuing, the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the NYUCC (whether or not the NYUCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and each Securing Party agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing:

(a)    the Administrative Agent in its discretion may, in its name or in the name of any Securing Party or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

(b)    the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)    the Administrative Agent may require the Securing Parties to notify (and each Securing Party hereby authorizes the Administrative Agent to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been pledged to the Administrative Agent hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to the Administrative Agent or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Securing Party they shall be held in trust by such Securing Party for the benefit of the Administrative Agent and as promptly as possible remitted or delivered to the Administrative Agent for application as provided herein);

(d)    the Administrative Agent may, with or without legal process and with or without prior notice or demand for performance, take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law;

(e)    the Administrative Agent may require the Securing Parties to cause the Pledged Equity to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any of such Pledged Equity is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the respective Securing Party (through the Borrower) copies of any notices and communications received by it with respect to such Pledged Equity); and

(f)     the Administrative Agent may sell, lease, license, sublicense, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, and the Administrative Agent or any other Secured Party or anyone else may be the purchaser, lessee, licensee, sublicensee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Securing Parties. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Administrative Agent shall give the applicable Securing Party 5 days’ prior written notice (which each Securing Party agrees is reasonable notice within the meaning of Section 9-611 of the NYUCC or its equivalent in other jurisdictions), which notice, in the event of a public sale, shall state the time and place for such sale and, in the case of the sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The Proceeds of each collection, sale or other disposition under this Section 6.01, including by virtue of the exercise of any license granted to the Administrative Agent in Section 6.02, shall be applied in accordance with Section 6.07.

6.02       Grant of License to Use Intellectual Property. Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under Section 6.01 and solely during such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Securing Party hereby grants to the Administrative Agent, to the extent permitted by the terms of any third party agreement, an irrevocable non-exclusive license (exercisable without payment of royalty or other compensation to such Securing Party) to use, assign, license or sublicense any of the Collateral consisting of Intellectual Property, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. The use of such license by the Administrative Agent (a) may be exercised, at the option of the Administrative Agent, at any time upon and during the continuation of an Event of Default and (b) shall be subject to, (i) in the case of Trademarks, sufficient rights to quality control and inspection in favor of the applicable Securing Party to avoid the risk of invalidation and to preserve the value of such Trademarks and (ii) in the case of trade secrets, the requirement that the secret status of such trade secrets be maintained and reasonable steps are taken to ensure they are maintained. The exercise of rights and remedies under this Section 6.02 by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Securing Parties prior to the exercise thereof or otherwise in accordance with the first sentence of Section 5.04(b).

6.03       Certain Securities Act Limitations. The Securing Parties recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Securing Parties acknowledge that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

6.04       Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 6.01 are insufficient to cover the costs and expenses of such realization and the payment in full in cash of the Secured Obligations, the Securing Parties shall remain liable for any deficiency.

6.05       Private Sale. Subject to applicable law, the Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.01(g) conducted in a commercially reasonable manner.

6.06      Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 6.06, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Administrative Agent under this Section 6, shall be applied by the Administrative Agent:

First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

Next, to the payment in full of the Secured Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing or as the Secured Parties holding the same may otherwise agree; and

Finally, to the payment to the respective Securing Party, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

6.07       Subordination. Each Securing Party hereby agrees that, all Indebtedness owing by it to any Subsidiary of the Borrower shall be fully subordinated to the payment in full in cash of such Securing Party’s Obligations.

6.08       Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent (and any officer or agent thereof, with full power of substitution) is hereby appointed the attorney-in- fact of each Securing Party for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any documents and instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 6 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Securing Party representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Each Securing Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

6.09       Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender, nor any of their respective Related Parties shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Securing Party or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their Related Parties shall be responsible to any Securing Party for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

6.10       Authority of Administrative Agent. Each Securing Party acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Securing Parties, the Administrative Agent shall be conclusively presumed to be acting as agent for the other Secured Parties with full and valid authority so to act or refrain from acting, and no Securing Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority. Without limiting the foregoing, in entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, the Administrative Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under Article VIII of the Credit Agreement. As among the Administrative Agent and the other Secured Parties, it is understood that any determination, request, direction, consent or election, deeming any action or document reasonable, appropriate or satisfactory, exercising discretion, or exercising any right or duty under this Agreement to be made by the Administrative Agent shall be pursuant to direction from the “Required Lenders” or such other higher percentage of Lenders as shall be required to consent pursuant to the terms thereof.

Section 7.       Miscellaneous.

7.01       Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its “Address for Notices” specified pursuant to Section 9.01 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 9.01. Any notice to be delivered to any Additional Securing Party hereunder shall be delivered to the Borrower (at its aforesaid address) on behalf of such Additional Securing Party.

7.02       No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

7.03       Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Securing Party and the Administrative Agent (with the consent of the Lenders or the Required Lenders to the extent required pursuant to Section 9.02(b) of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Parties and each Securing Party.

7.04       Expenses. The Securing Parties jointly and severally agree to reimburse the Secured Parties for reasonable and documented out of pocket expenses incurred in connection with this Agreement to the extent required by Section 9.03(a) of the Credit Agreement.

7.05       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Securing Party and the respective successors and permitted assigns of each Secured Party (provided that no Securing Party shall assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent other than in connection with the merger or consolidation of Securing Parties permitted under the Credit Agreement).

7.06       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in this Agreement or related to any document to be signed in connection with this Agreement, and the transactions contemplated hereby and thereby (including without limitation, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

7.07       Governing Law; Submission to Jurisdiction; Etc.

(a)        GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)         Submission to Jurisdiction. Each Person party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement will prevent any Secured Party from bringing any action to enforce any award or judgment or exercise any right under this Agreement or against any Collateral or any other property of any Securing Party in any other forum in which jurisdiction can be established. Notwithstanding the foregoing, (i) liens in IIA-Funded Know-How shall be subject to the exclusive jurisdiction of the courts of the State of Israel and (ii) any legal action or proceeding of any kind or description based upon, arising out of or relating to the Research Law, IIA Rights, the IIA Approval or the pledge of any IIA- Funded Know-How or the realization of any such pledge shall be subject to the exclusive jurisdiction of the applicable courts of the State of Israel and each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such legal action or proceeding may be heard and determined in such courts.

(c)       Waiver of Venue. Each Securing Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 7.07. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)        Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

7.08     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.08.

7.09       Captions. The captions and section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

7.10       Agents and Attorneys-in-Fact. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

7.11     Severability. If any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity, illegality or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

7.12     Additional Securing Parties. As contemplated by Section 5.11(a) of the Credit Agreement, certain Subsidiaries of the Borrower formed or acquired after the date hereof, or certain other Subsidiaries not then a party hereto, may be required to become a “Securing Party” under this Agreement, by executing and delivering to the Administrative Agent a Joinder Agreement in the form of Exhibit E to the Credit Agreement. Accordingly, upon the execution and delivery of any such Joinder Agreement by such Subsidiary or such Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become a “Securing Party” under and for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Joinder Agreement. In addition, upon the execution and delivery of a Joinder Agreement by any such Subsidiary, such Additional Securing Party shall make the representations and warranties set forth in Section 2 as of the date thereof.

7.13     Other Security Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the Israeli Security Documents or the English Law Security Documents, to the extent of such conflict, the provisions of the Security Documents where the Collateral in question originates shall govern and control; provided, that, in the case of any Pledged Equity, the Security Documents governed by the laws of (i) the jurisdiction in which the issuer of such Pledged Equity is organized, formed or incorporated, as applicable, shall govern to the extent that the Administrative Agent can reasonably perfect its security interest in such jurisdiction or (ii) otherwise, the jurisdiction in which the owner of such Pledged Equity is organized, formed or incorporated, as applicable.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

SATIXFY COMMUNICATIONS LTD

By	/s/ Yoel Gat
Name: Yoel Gat
Title: Director

By	/s/ Yoav Leibovitch
Name: Yoav Leibovitch
Title: CFO

ADDITIONAL SECURING PARTIES:

SATIXFY ISRAEL LTD

By	/s/ Yoel Gat
Name: Yoel Gat
Title: Director

By	/s/ Yoav Leibovitch
Name: Yoav Leibovitch
Title: Director

[Signature Page to US Security Agreement]

EXECUTED as a DEED by SATIXFY UK LI ED acting by:

By	/s/ Simona Sima Gat
Name: Simona Sima Gat
Title: Director

By	/s/ Menachem Burko
Name: Menachem Burko
Title: Director

[Signature Page to US Security Agreement]

EXECUTED as a DEED by
SATIXFY SPACE SYSTEMS UK LTD acting by:

By	/s/ Yoel Gat
Name: Yoel Gat
Title: Director

By	/s/ Menachem Burko
Name: Menachem Burko
Title: Director

[Signature Page to US Security Agreement]

ADMINISTRATIVE AGENT:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Administrative Agent

By	/s/ Raye Goldsborough
Name: Raye Goldsborough
Title: Vice President

[Signature Page to the US Security Agreement]

Exhibit A

GRANT OF

SECURITY INTEREST IN COPYRIGHTS

This GRANT OF SECURITY INTEREST IN COPYRIGHTS (“Agreement”), effective as of [●], 2022 is made by [OBLIGOR], [●], a [●], located at [●] (the “Obligor”), in favor of Wilmington Savings Fund Society, FSB, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Agent”) for the several banks and other financial institutions (the “Lenders”) parties to the Credit Agreement, dated as of February 1, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “ Credit Agreement”), among SatixFy Communications Ltd, a limited liability company organized under the laws of Israel with company registration number 51-613503-5 (“Borrower”), the Lenders party thereto, and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Term Loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have executed and delivered a Security Agreement, dated as of February 1, 2022, in favor of the Agent (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Obligor pledged and granted to the Agent, for the benefit of the Secured Parties, a continuing security interest in all Intellectual Property, including the Copyrights; and

WHEREAS, the Obligor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Term Loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Obligor agrees, for the benefit of the Agent and the other Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

SECTION 2. Grant of Security Interest. The Obligor hereby pledges and grants a continuing security interest in all of the Obligor’s right, title and interest in, to and under the Copyrights, including those listed on Schedule A hereto (collectively, the “Collateral”), to the Agent for the benefit of the Secured Parties, to secure payment, performance and observance of the Obligations.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Obligor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted hereby has been granted to the Agent in connection with the Credit Agreement and the Security Agreement and is expressly subject to the terms and conditions thereof. The Credit Agreement and the Security Agreement (and all rights and remedies of the Agent thereunder) shall remain in full force and effect in accordance with its terms.

For the avoidance of doubt, with respect to the security interests granted by the Israeli Securing Parties and the English Securing Parties pursuant to the Security Agreement, this Agreement and each of the terms hereof relating to Copyrights shall be limited solely to Copyrights (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws). Notwithstanding anything contained in this Agreement to the contrary, in respect of Collateral constituting IIA-Funded Know- How, the creation of any security interest over such Collateral and any enforcement thereof shall be subject to the IIA Provision (including the Research Law and all IIA Approvals).

SECTION 4. Acknowledgment. The Obligor does hereby further acknowledge and affirm that the rights and remedies of the Agent and the other Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the Security Agreement, the terms of the Credit Agreement or the Security Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN RESPECT OF COLLATERAL CONSTITUTING IIA-FUNDED KNOW-HOW, THE CREATION OF ANY SECURITY INTEREST OVER SUCH COLLATERAL AND ANY ENFORCEMENT THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ISRAEL AND SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE ISRAELI COURTS.

(Remainder of the page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[OBLIGOR],

By
Name:
Title:

[Signature Page to Grant of Security Interest in Copyright Rights]

Wilmington Savings Fund Society,
FSB,
as Administrative Agent

By
Name:
Title:

[Signature Page to Grant of Security Interest in Copyright Rights]

Schedule A

U.S. Copyright Registrations and Applications

Copyright
Title	Registration No.

Exhibit B

GRANT OF

SECURITY INTEREST IN TRADEMARK RIGHTS

This GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS (“Agreement”), effective as of [●], 2022 is made by [OBLIGOR], [●], a [●], located at [●] (the “Obligor”), in favor of Wilmington Savings Fund Society, FSB, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Agent”) for the several banks and other financial institutions (the “Lenders”), parties to the Credit Agreement, dated as of February 1, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among SatixFy Communications Ltd, a limited liability company organized under the laws of Israel with company registration number 51-613503-5 (“Borrower”), the Lenders party thereto, and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Term Loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have executed and delivered a Security Agreement, dated as of February 1, 2022, in favor of the Agent (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Obligor pledged and granted to the Agent, for the benefit of the Secured Parties, a continuing security interest in all Intellectual Property, including the Trademarks; and

WHEREAS, the Obligor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Term Loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Obligor agrees, for the benefit of the Agent and the other Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

SECTION 2. Grant of Security Interest. The Obligor hereby pledges and grants a continuing security interest in all of the Obligor’s right, title and interest in, to and under the Trademarks, including those listed on Schedule A hereto (collectively, the “Collateral”), to the Agent for the benefit of the Secured Parties, to secure payment, performance and observance of the Obligations. Notwithstanding the foregoing, the Collateral does not and shall not include any Excluded Trademarks.

For the avoidance of doubt, with respect to the security interests granted by the Israeli Securing Parties and the English Securing Parties pursuant to the Security Agreement, this Agreement and each of the terms hereof relating to Trademarks shall be limited solely to Trademarks (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws). Notwithstanding anything contained in this Agreement to the contrary, in respect of Collateral constituting IIA-Funded Know- How, the creation of any security interest over such Collateral and any enforcement thereof shall be subject to the IIA Provision (including the Research Law and all IIA Approvals).

SECTION 3. Purpose. This Agreement has been executed and delivered by the Obligor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Agent in connection with the Credit Agreement and the Security Agreement and is expressly subject to the terms and conditions thereof. The Credit Agreement and the Security Agreement (and all rights and remedies of the Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Obligor does hereby further acknowledge and affirm that the rights and remedies of the Agent and the other Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the Security Agreement, the terms of the Credit Agreement or the Security Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN RESPECT OF COLLATERAL CONSTITUTING IIA-FUNDED KNOW-HOW, THE CREATION OF ANY SECURITY INTEREST OVER SUCH COLLATERAL AND ANY ENFORCEMENT THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ISRAEL AND SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE ISRAELI COURTS.

(Remainder of the page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[OBLIGOR],

By
Name:
Title:

[Signature Page to Grant of Security Interest in Trademark Rights]

Wilmington Savings Fund Society,
FSB,
as Administrative Agent

By
Name:
Title:

[Signature Page to Grant of Security Interest in Trademark Rights]

Schedule A

U.S. Trademark Registrations and Applications

Serial No./
Mark	Reg. No.

Exhibit C

GRANT OF
SECURITY INTEREST IN PATENT RIGHTS

This GRANT OF SECURITY INTEREST IN PATENT RIGHTS (“Agreement”), effective as of [•], 2022 is made by [OBLIGOR], [●], a [●], located at [●] (the “Obligor”), in favor of Wilmington Savings Fund Society, FSB, as Administrative Agent (in such capacity, together with its successors in such capacity, the “Agent”) for the several banks and other financial institutions (the “Lenders”) parties to the Credit Agreement, dated as of February 1, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among SatixFy Communications Ltd, a limited liability company organized under the laws of Israel with company registration number 51-613503-5 (“Borrower”), the Lenders party thereto, and the Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Term Loans and other extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries have executed and delivered a Security Agreement, dated as of February 1, 2022, in favor of the Agent (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Obligor pledged and granted to the Agent, for the benefit of the Secured Parties, a continuing security interest in all Intellectual Property, including the Patents; and

WHEREAS, the Obligor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Term Loans and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Obligor agrees, for the benefit of the Agent and the other Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Security Agreement.

SECTION 2. Grant of Security Interest. The Obligor hereby pledges and grants a continuing security interest in all of the Obligor’s right, title and interest in, to and under the Patents, including those listed on Schedule A hereto (collectively, the “Collateral”), to the Agent for the benefit of the Secured Parties, to secure payment, performance and observance of the Obligations.

For the avoidance of doubt, with respect to the security interests granted by the Israeli Securing Parties and the English Securing Parties pursuant to the Security Agreement, this Agreement and each of the terms hereof relating to Patents shall be limited solely to Patents (including each of its constitutive parts) located in the United States of America or governed by the laws of the United States of America (including, for the avoidance of doubt, federal laws and state laws). Notwithstanding anything contained in this Agreement to the contrary, in respect of Collateral constituting IIA-Funded Know-How, the creation of any security interest over such Collateral and any enforcement thereof shall be subject to the IIA Provision (including the Research Law and all IIA Approvals).

SECTION 3. Purpose. This Agreement has been executed and delivered by the Obligor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Agent in connection with the Credit Agreement and the Security Agreement and is expressly subject to the terms and conditions thereof. The Credit Agreement and the Security Agreement (and all rights and remedies of the Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. The Obligor does hereby further acknowledge and affirm that the rights and remedies of the Agent and the other Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Credit Agreement and the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the Security Agreement, the terms of the Credit Agreement or the Security Agreement shall govern.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

SECTION 6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IN RESPECT OF COLLATERAL CONSTITUTING IIA-FUNDED KNOW-HOW, THE CREATION OF ANY SECURITY INTEREST OVER SUCH COLLATERAL AND ANY ENFORCEMENT THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ISRAEL AND SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE ISRAELI COURTS.

(Remainder of the page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[OBLIGOR],

By
Name:
Title:

[Signature Page to Grant of Security Interest in Patent Rights]

Wilmington Savings Fund Society,
FSB,
as Administrative Agent

By
Name:
Title:

[Signature Page to Grant of Security Interest in Patent Rights]

Schedule A

U.S. Patent Registrations and Applications

(1) Serial No.
Title	(2) Patent No.